SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                       MEDICAL INDUSTRIES OF AMERICA, INC.
                (Name of Registrant as Specified in its Charter)


      _____________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                       MEDICAL INDUSTRIES OF AMERICA, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 18, 1998


      To the stockholders of  Medical Industries of America, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Medical Industries of America, Inc., a Florida corporation (the "Company"), will be held at Holiday Inn, Boynton Beach, at 2:00 p.m., local time on Wednesday, November 18, 1998, for the following purposes:

      1. To elect five directors to each serve until the next annual meeting of stockholders of the Company and until their successors have been duly elected and qualified;

      2. To consider and act upon a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of capital stock of the Company; and

      3. To consider and act upon a proposal to transact such other business as may properly come before the meeting or any adjournment thereof.

      Only stockholders of record at the close of business on September 25, 1998, are entitled to notice of and to vote at the meeting, or any adjournment thereof. A complete list of such stockholders will be available for examination at the offices of the Company in Boynton Beach, Florida for ten business days prior to the meeting.

      Stockholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy thereof, with the Company's transfer agent, Corporate Stock Transfer, 370 17th Street, Denver, CO 80202, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the Annual Meeting or adjournment thereof or with the chairman of the Annual Meeting prior to the commencement thereof. Unregistered stockholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.


                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ LINDA MOORE

Boynton Beach, Florida                        Linda Moore, Secretary
October 18, 1998

      THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                      MEDICAL INDUSTRIES OF AMERICA, INC
                      1903 S. CONGRESS AVENUE, SUITE 400
                         BOYNTON BEACH, FLORIDA 33426

                             -------------------

                             PROXY STATEMENT FOR
                     1998 ANNUAL MEETING OF STOCKHOLDERS

                             -------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Medical Industries of America, Inc., a Florida corporation (the "Company") (f/k/a Heart Labs of America, Inc., a Florida corporation) for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at Holiday Inn, Boynton Beach, at 2:00 p.m., local time, on Wednesday, November 18, 1998, and at any adjournments thereof for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about October 18, 1998. All costs of soliciting proxies will be borne by the Company.

      The close of business on September 25, 1998 has been fixed as the record date ("Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the Record Date, there were 19,222,092 shares of Common Stock, no par value, issued and outstanding.

      The presence, in person or by proxy, of a majority of the outstanding shares of common stock on the Record Date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present or represented by proxy at the Annual Meeting, the stockholders present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other then an announcement at the Annual Meeting, until a quorum is present or represented by proxy. At any such adjourned Annual Meeting at which a quorum is present or represented by proxy, any business may be transacted that might have been transacted at the original Annual Meeting.

      With respect to the election of directors, votes may be cast in favor or withheld. Directors are elected by a plurality of the votes cast at the Annual Meeting, and votes that are withheld will be excluded entirely from the vote and will have no effect. Any other matter that may be submitted to a vote of the stockholders will be approved if the number of shares of common stock voted in favor of the matter exceeds the number of shares voted against the matter, unless the matter is one for which a greater vote is required by law or the Company's Articles of Incorporation or Bylaws.

      Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter. Shares referred to as "broker or nominee non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not present and not entitled to vote on that subject matter and therefore will not be considered when counting votes cast on the matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Accordingly, abstentions and broker or nominee non-votes will not have the same effect as a vote against the election of any director.

      All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Annual Meeting in accordance with the directions set forth on such proxies. If no direction is indicated, the shares will be voted (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN and, (ii) FOR AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK.

     The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by (a) the execution and submission of a revised proxy, (b) written notice to the Secretary of the Company or (c) voting in person at the Annual Meeting.

                                ANNUAL REPORT

      A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 is being mailed with this Proxy Statement. The Annual Report does not form any part of the material for solicitation of proxies.

      The Company will provide, without charge, a copy of the exhibits to its Annual Report on Form 10- KSB, upon written request to Linda Moore, Secretary of the Company, at 1903 S. Congress Avenue, Suite 400, Boynton Beach, Florida 33426; fax number (561) 737-5008.

                                  PROPOSAL 1
                            ELECTION OF DIRECTORS


DIRECTOR NOMINEES

      The directors are elected annually by the stockholders of the Company. The Bylaws of the Company provide that the number of directors will be determined by the Board of Directors. The stockholders will elect five directors for the coming year. All of the nominees presently serve as directors of the Company.

      Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such person(s) as may be nominated by the Board of Directors. The Company's directors hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

      The individuals listed below as nominees for the Board of Directors were directors of MIOA during 1997. The name and age of each nominee, his principal occupation, and the period during which such person has served as a director is set forth below:


                                              SERVICE
               NAME OF NOMINEE       AGE    AS DIRECTOR       POSITION
              -----------------     -----  -------------    ------------

Michael F. Morrell ..............     56    since 1996   Chairman of the Board
                                                         Chief Executive Officer
Paul C. Pershes(1)(2) ..........      55    since 1996   President and Director
Theodore J. Orlando(2)..........      58    since 1997   Director
Terry Lazar(1)(2) ..............      55    since 1997   Director
Glen Barber(1) .................      48    since 1997   Director

-----------
(1)  Member of Audit Committee.
(2)  Member of Compensation Committee.

      MICHAEL F. MORRELL (AGE 56). Mr. Morrell has served as a director of the Company and as chairman of the board and chief executive officer since August 1996. From March 1994 through November 1995, Mr. Morrell served as president and chairman of Westmark Group Holdings, Inc. of Delray Beach, Florida ("Westmark"). From March 1994 to January 1995, Mr. Morrell served as president of Churchill Technology. From March 1990 to March 1994, Mr. Morrell served as president of Nexus Leasing Corp. and Nexus Realty which he founded in March 1990.

      PAUL C. PERSHES (AGE 55). Mr. Pershes, president and director of the Company, served as an outside director in August 1996. Mr. Pershes was a director of a public accounting firm in Boca Raton, Florida from August 1995 to May 1997. From January 1993 to August 1995, Mr. Pershes was a director of Pershes & Company, P.A., a public accounting firm, and its predecessor companies. From December 1990 to December 1992, Mr. Pershes served as president of Temco Service Industries, Inc. Mr. Pershes is a certified public accountant licensed in the states of New York and Florida. Mr. Pershes serves on the Company's Audit and Compensation Committees.

      THEODORE J. ORLANDO (AGE 58 ). Mr. Orlando has served as an outside director to the company since March 1997. In 1994, Mr. Orlando founded Barkus Capital Resources, Ltd., of East Northport, NY, an entity engaged in real estate and stock investments where he serves as president. From 1980 to 1994, Mr. Orlando acted as chairman and chief executive officer for TJ Systems Corporation a computer leasing company he founded. Mr. Orlando serves on the Company's Compensation Committee.

      TERRY LAZAR (AGE 55). Mr. Lazar has served as an outside director since April 1997. Since 1977 Mr. Lazar founded and serves as the senior partner of Lazar, DeThomasis, Sanders and Company, LLP, of Jericho, NY, a full service accounting firm specializing in real estate, healthcare, manufacturing, insurance hotel industry and entertainment. In addition, Mr. Lazar serves as partner and director of finance of an ambulatory surgery center. Mr. Lazar serves on the Company's Audit Committee and Compensation Committee.

      GLEN BARBER (AGE 48). Mr. Barber has served as an outside director since April 1997. Mr. Barber founded New Age Communications, Inc., in 1988 and currently serves as its president. New Age Communications, Inc. of Tallahassee, Florida is a master distributor of operator services to Oncor, Conquest and LDDS. For the past four years, Mr. Barber has served as President and Director of the Museum of Art in Tallahassee, Florida. From 1991 through 1993 Mr. Barber served on the Advisory Board to Oncor Communications, Inc, of Bethesda, MD. Mr. Barber serves on the Company's Audit Committee.

COMMITTEES AND MEETINGS

      The Board of Directors held eight (8) meetings in 1997 and each director of the Company attended 100% of all Board meetings. In April 1997, the Board established an Audit Committee and a Compensation Committee. The Audit Committee reviews and reports to the Board on the financial results of the Company's operations and the results of the audit services provided by the Company's independent accountants, including the fees and costs for such services. The Compensation Committee reviews compensation paid to management and recommends to the Board appropriate executive compensation. Messrs. Lazar and Pershes serve on both committees. Mr. Orlando serves on the Compensation Committee. Mr. Barber serves on the Audit Committee.

DIRECTORS' FEES

      Outside directors will receive an annual fee of up to $5,000 and are entitled to reimbursement for reasonable travel expenses incurred in attending board meetings. Each of the outside directors was granted 150,000 options to purchase Common Stock of the Company in November 1997 vesting over thirty months.

DIRECTOR COMPENSATION FOR LAST FISCAL YEAR

                                       CASH COMPENSATION                 SECURITY GRANTS
                    -----------------------------------------------------------------------------
                                                                                    NUMBER OF
                                                      CONSULTING                    SECURITIES
                          ANNUAL           MEETING    FEE/OTHER       NUMBER OF     UNDERLYING
    NAME             RETAINER FEE($)       FEES($)      FEES($)       SHARES(#)   OPTIONS/SARS(#)
  -------           -----------------    ----------  -------------  ------------  ---------------
Terry Lazar                 -             2,000(1)        -           175,000(2)      175,000

Glen Barber                 -             2,000(1)        -           175,000(2)      175,000

Theodore J. Orlando         -             2,000(1)        -           175,000(2)      175,000

(1) The Directors had eight meetings during 1997, of which four were telephonic meetings.

(2) Does not include options granted on 2/10/98 to purchase 50,000 shares of the Company's common stock at an exercise price of $1.25 per share.

REPORTS

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownerships and reports of changes in ownership, and to furnish the Company with copies of all Section 16(a) reports they file.

      To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to its officers, directors were complied with during the year ended December 31, 1997. The Company has reason to believe that certain investors owned at one point, and may currently own more than 5% and 10% of the Company's outstanding common stock, but the Company has not received any filing indicating such as of the date of this Proxy.

THE BOARD OF DIRECTORS HAS NOMINATED THE ABOVE-REFERENCED DIRECTORS FOR ELECTION BY THE STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.


                                  PROPOSAL 2
                     INCREASE IN AUTHORIZED CAPITAL STOCK

      The Company's Articles of Incorporation currently authorize the Company to issue up to 50,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, no par value per share ("Preferred Stock"). Of the 10,000,000 shares of Preferred Stock authorized, 33,414 shares are designated as Series A, 10,000 shares are designated as Series B, 75,000 shares are designated as Series C and 375,000 shares are designated as Series D. As of the Record Date, the Company had 19,222,092 shares of Common Stock issued and outstanding. There are no shares of Series A, Series C, Series D Preferred Stock outstanding; 10,000 shares of Series B Preferred Stock are issued and outstanding.

      The Board of Directors deems it to be in the best interests of the Company to increase the number of authorized shares of capital stock to 120,000,000 shares, consisting of 100,000,000 shares of Common Stock, $.0025 par value per share, and 20,000,000 shares of Preferred Stock, $1.00 par value per share. The purpose of these additional shares is to provide for a significant number of shares of capital stock for acquisitions. In order to pursue the Company's current plan of acquisitions and/or business combinations, the Company may need immediately available authorized but unissued shares of Capital stock to further its plan. Currently, the Company is not obligated to issue any shares of Capital stock in connection with a material acquisition or business combination which the Company has not previously disclosed publicly in accordance with SEC rules and regulations.

THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK, AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THIS AMENDMENT.

                              EXECUTIVE OFFICERS

      The executive officers of the Company are as follows:

      NAME                      AGE               POSITION
      ----                      ---               --------
      Michael F. Morrell(1)     56    Chairman of the Board and Chief Executive
                                       Officer
      Paul C. Pershes(l)        55    President and Director
      Linda Moore               47    Senior Vice President and Secretary
      Arthur P. Kobrin          37    Senior Vice President, Financial
                                       Operations
      E. Nicholas Davis, III    45    Senior Vice President, Legal Affairs

-----------------------

(1) Biographical information with respect to these officers was previously described in Item 1.

      LINDA MOORE, who married Mr. Morrell in April 1997, has served as the senior vice president and secretary of the Company since January 1997. She has served as senior v.p./assistant secretary of Westmark Group Holdings, Inc. from March 1994 through December 1995. Prior to her affiliation with Westmark, Ms. Moore founded Moore Financial Services, Inc. to provide financial public relations for public companies and private firms trying to go public. From 1986 to 1993, Moore Financial, originally based in New Jersey, participated in several successful initial public offerings while representing additional clients on a consulting basis.

      ARTHUR P. KOBRIN joined the Company in June 1997 as chief financial officer and later changed his title to senior vice president - financial operations. Prior to joining the Company, Mr. Kobrin, a Certified Public Accountant, from August 1987 to June 1997 was employed by Weinberg, Pershes & Company, P.A. From June 1983 to August 1987 he was employed by Dorfman, Abram & Music, P.A. and has extensive experience in management consulting and public company reporting.

      E. NICHOLAS DAVIS, III, J.D., L.L.M. joined the Company in March 1998 and was elected as a senior vice president in June, 1998. Prior to joining the Company, Mr. Davis, from March 1997 until March 1998, served as Executive Vice President of PRN of North Carolina, Inc., a wholly owned subsidiary of the Company. From January 1993 until 1996, Mr. Davis owned and operated a private consulting firm specializing in mergers, acquisitions and investment banking. Mr. Davis, from July 1981 until January 1993, practiced law in the State of Florida specializing in healthcare, tax, securities, mergers and acquisitions.

      The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table and notes thereto set forth, as of August 31, 1998, certain information regarding beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each of the Company's directors and director nominees, (iii) each named executive officer, and (iv) all directors and officers of the Company as a group.

                                           SHARES OF       PERCENTAGE
       NAME AND ADDRESS                   COMMON STOCK      OF CLASS
      ------------------                 --------------   ------------
Michael F. Morrell                       1,625,000(1)**        7.8%
1903 S. Congress Avenue, Suite 400
Boynton Beach, Fl 33426

Paul C. Pershes                          1,533,333(1)**        7.4%
1903 S. Congress Avenue, Suite 400
Boynton Beach, FL 33426

Linda Moore                                202,000(1)**        1.0%
1903 S. Congress Avenue, Suite 400
Boynton Beach, FL 33426

Arthur P. Kobrin                           141,666(1)**          *
1903 S. Congress Avenue, Suite 400
Boynton Beach, FL 33426

E. Nicholas Davis, III                     100,000(1)**          *
1903 S. Congress Avenue, Suite 400
Boynton Beach, FL 33426

Terry Lazar                                 91,667(1)**          *
129 Foxwood Drive
Jericho, NY  11753

Glen Barber                                151,607(1)**          *
1288 Timberlane Road
Tallahassee, FL 32312

Theodore J. Orlando                         91,667(1)**          *
11 Stonehenge Lane
East Northport, NY 11731

Dr. A. Razzak Tai                           79,167(1)(2)**       *
595 Oak Commons Blvd.
Kissimmee, FL 34741

Christopher Doscher                      1,082,886             5.2%
St. Petersburg Clearwater
International Airport
15707 Fairchild Drive, Hangar 4
Clearwater, FL  33762

Blaise Sciarra                           1,082,886             5.2%
St. Petersburg Clearwater
International Airport
15707 Fairchild Drive, Hangar 4
Clearwater, FL  33762

Thomas L. Birt                           1,082,886             5.2%
St. Petersburg Clearwater
International Airport
15707 Fairchild Drive, Hangar 4
Clearwater, FL  33762

All Directors and Executive              4,016,107(1)         19.4%
Officers as a Group (8 persons)

-------------------------------
*     less than 1%
**    directors and/or officers

(1) Includes for purposes of this presentation, options and warrants to purchase shares of Common Stock exercisable within 60 days of August 31, 1998.

(2) Includes 79,167 shares of Common Stock that are issuable upon exercise of vested options. Does not include $475,000 worth of Preferred Stock and up to 714,000 shares of Preferred Stock convertible into an aggregate of 959,161 shares of Common Stock that the Company contracted to issue in connection with the acquisition of Florida Physicians Internet, Inc., which is now in dispute.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth the information with respect to each person who served in the capacity of chief executive officer during l997, and other officers of the Company whose total annual salary and bonus for the fiscal year ended December 31, 1997 exceeded $100,000 (collectively, the "Named Executive Officers").

                                                                                  LONG -TERM
                                        ANNUAL COMPENSATION                      COMPENSATION
                                     ------------------------                   ---------------
  NAME AND PRINCIPAL    FISCAL                          OTHER ANNUAL                     ALL OTHER
      POSITION           YEAR     SALARY      BONUS     COMPENSATION        OPTIONS     COMPENSATION
 --------------------  --------  --------   --------   --------------      ---------  ----------------
Michael F. Morrell,      1997    $173,461       -            -             1,475,000          -
  Chief Executive        1996    $ 74,999       -            -                25,000          -
  Officer(1)

Paul C. Pershes,         1997    $104,808       -            -             1,425,000          -
 President(2)

A. Razzak Tai(3)         1997    $348,354       -            -                50,000          -


-------------------------------
(1)   Mr. Morrell was chief executive officer from August 1996 to the present.
(2)   President from April 1997 to present.
(3) Director of Company and Florida Physicians Internet, Inc. from June 1997 and January 1997, respectively. Resigned as director of the Company in September 1998.

EMPLOYMENT AGREEMENTS

      In January 1997, the Company signed an employment agreement with Michael Morrell to serve as Chief Executive Officer of the Company. The term of agreement is for four years, with compensation equal to an annual salary of $150,000, the granting of 775,000-925,000 stock options to be vested over a four year period and the payment of normal business expenses. On November 1, 1997, the Board of Directors approved an increase in salary to $200,000 per year.

      The Company signed an employment agreement, commencing in May 1997, with Paul Pershes to serve as president of the Company. The term of the agreement is for four years, with compensation equal to an annual salary of $150,000, the granting of 775,000 - 925,000 stock options to be vested over a four year period and the payment of normal business expenses. On November 1, 1997, the Board of Directors approved an increase in salary to $175,000 per year.

      In November 1996, the Company signed an employment agreement with Linda Moore. The term of agreement is for five years, with compensation equal to an annual salary of $80,000, the granting of performance options to be vested over a five year period and the payment of normal business expenses. Effective February 8, 1998, the annual salary was increased to $100,000.

      On June 16, 1997, the Company signed an employment agreement with Arthur Kobrin. The term of the agreement is for four years and provides for annual salary of $78,000, the granting of 100,000 stock options to be vested over a three year period, and the payment of normal business expenses. Effective February 8, 1998, the annual salary was increased to $100,000.

      On March 15, 1998, the Company signed an employment agreement with E. Nicholas Davis, III. The term of the employment agreement is for three years and provides for an annual salary of $125,000, the granting of 200,000 options to be vested over a two year period and the payment of normal business expenses.

      The following tables show, as to the Named Executive Officers, certain information concerning stock options:

OPTION GRANTS DURING 1997 AND AGGREGATE FISCAL YEAR-END OPTION VALUE

                                     PERCENT OF
                      NUMBER OF    TOTAL OPTIONS
                      SECURITIES     GRANTED TO       EXERCISE OR
                      UNDERLYING     EMPLOYEES           BASE        EXPIRATION
       NAME            OPTIONS     IN FISCAL YEAR    PRICE ($/SH)       DATE
     --------        -----------  ---------------  ---------------  ------------

Michael F. Morrell(3)  250,000          8.3             .50           4/9/07
                       925,000         30.8             .50(1)      10/24/07
                       300,000          3.3            1.25         10/24/07

Paul C. Pershes(4)     250,000          8.3             .50           4/9/07
                       925,000         30.8             .50(1)      10/24/07
                       250,000          2.8            1.25         10/24/07

A. Razzak Tai(5)        50,000          1.7             .50           1/8/00
                        12,500           .4                (2)        7/8/01
                        12,500           .4                (2)        1/9/02
                        15,000           .5                (2)        7/9/02
                        15,000           .5                (2)        1/9/03


(1) Vesting date was revised on 10/24/97 from a three year vest to immediate.
(2) Price is at market value at vesting date.
(3) Does not include options to purchase 600,000 shares of the Company's common stock granted on 2/10/98 at an exercise price of $1.25 per share.
(4) Does not include options to purchase 500,000 shares of the Company's common stock granted on 2/10/98 at an exercise price of $1.25 per share.
(5) Does not include options to purchase 50,000 shares of the Company's common stock granted on 2/10/98 at an exercise price of $1.25 per share.

                      AGGREGATE OPTION EXERCISES IN 1997
                          AND YEAR-END OPTION VALUES

                                                             NUMBER OF
                         SHARES                              SECURITIES
                        ACQUIRED        VALUE           UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN THE
     NAME              ON EXERCISE     REALIZED(1)       OPTIONS AT 12/31/97         MONEY OPTIONS AT 12/31/97
    ------            ------------    ------------     ------------------------    -----------------------------
                                                       EXERCISED    UNEXERCISED     EXERCISABLE   UNEXERCISABLE
                                                       ---------    -----------     -----------   -------------
Michael F. Morrell         0              0            1,275,000     200,000         $1,200,000       $50,000

Paul C. Pershes            0              0            1,258,333     166,667         $1,195,833       $41,667

A. Razzak Tai              0              0               50,000      55,000         $   50,000             0


LONG-TERM EMPLOYEE PLANS

      The Company does not have any long-term incentive plans.

                             CERTAIN TRANSACTIONS

MERGER TERMINATION

      Medical Industries of America, Inc. terminated, as of September 11, 1998, the merger agreement with Atlanta-based Physician Health Corporation (PHC) in accordance with the termination provisions of the Definitive Merger Agreement dated August 3, 1998.

DISPUTE WITH DR. A. RAZZAK TAI, M.D.

      Effective January 9, 1997, the Company entered into a purchase agreement with Dr. A. Razzak Tai, M.D. ("Tai") for the purchase of Florida Physicians Internet, Inc. ("FPII"). Consideration for the purchase included the issuance of 714,000 shares of the Company's preferred shares convertible into 714,000 shares of common stock, $475,000 face amount of preferred stock convertible at market in July 1997, and 50,000 common stock options at $.50 per share. A dispute between the Company and Dr. Tai has arisen concerning various representations and warranties made by Dr. Tai. In that regard, a controversy between the parties exists as to how much, if any, of the purchase price for FPII is due Dr. Tai. The parties are presently in negotiations in respect to such controversy. While the Company believes that such matter will be settled without litigation, no assurance can be given at this time that the matter will be amicably settled.

                             COST OF SOLICITATION

      The Company will bear the cost of the solicitation of proxies from its stockholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                        INDEPENDENT PUBLIC ACCOUNTANTS

      The Company has selected Grant Thornton, LLP as its independent public accountants for the 1998 fiscal year. Representatives are not expected to be present at the annual meeting to respond to questions or to make a statement.

                                OTHER MATTERS

      Management is not aware of any other matters to be presented for action at the meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

              STOCKHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

      Proposals of stockholders of the Company which are intended to be presented by such stockholders at the 1999 Annual Meeting must be received by the Company no later than March 31, 1999 in order to have them included in the proxy statement and form of proxy relating to that meeting.


                                   BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ LINDA MOORE

                                      Linda Moore, Secretary

October 18, 1998
Boynton Beach, Florida

PROXY


                       MEDICAL INDUSTRIES OF AMERICA, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 18, 1998


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MEDICAL INDUSTRIES OF AMERICA, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of Medical Industries of America, Inc. (the "Company") hereby appoints Marc Woolf and Linda Moore, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of the Company at the Annual Meeting of Stockholders of the Company to be held at Holiday Inn, Boynton Beach, on Wednesday, November 18, 1998 at 2:00 p.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

1.    To elect five Directors.
                                          For       Withhold

            Michael F. Morrell           [  ]         [  ]
            Paul C. Pershes              [  ]         [  ]
            Theodore J. Orlando          [  ]         [  ]
            Glen Barber                  [  ]         [  ]
            Terry Lazar                  [  ]         [  ]


                                               For      Against    Abstain

2.    To amend the Company's Articles of       [  ]      [  ]        [  ]
      Incorporation to increase the number
      of authorized shares of Capital stock.

3.    To transact such other business as       [  ]      [  ]        [  ]
      may properly come before the
      meeting or any adjournment thereof.

This Proxy will be voted for the choices specified. If no choice is specified for Items 1 and 2, this Proxy will be voted FOR these items.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated October 18, 1998.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.


DATED:__________________________    _______________________________________
                                    [Signature]


                                    _______________________________________
                                    [Signature if jointly held]


                                    _______________________________________
                                    [Printed Name]


                                    Please sign exactly as name appears on stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.